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                                                                 EXHIBIT (8)(c)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

              Registrant Name              File Nos.
              ---------------              ---------
              Variable Account I           333-102134 / 811-05301

                                           333-93709 / 811-05301

                                           033-39171 / 811-05301

              Variable Account II          033-90684 / 811-04867

                                           333-34199 / 811-04867

                                           333-71753 / 811-04867

                                           333-85573 / 811-04867

MERTON BERNARD AIDINOFF                     Director              June 29, 2006
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                          Director              June 29, 2006
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE                   Director and President       June 29, 2006
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JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                       Director              June 29, 2006
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NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                           Director              June 29, 2006
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DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG                       Director              June 29, 2006
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DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                         Director              June 29, 2006
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ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                  Director and Chairman       June 29, 2006
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                              Director              June 29, 2006
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WIN JAY NEUGER

ROBERT S. SCHIMEK                     Director, Senior Vice       June 29, 2006
-------------------------------      President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                         Director              June 29, 2006
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NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                      Director              June 29, 2006
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NICHOLAS CHARLES WALSH